Exhibit 1.9

[LOGO]	Ministry of Finance	Mailing Address:	Location:
	Corporate and Personal	P0 BOX 9431 Stn Prow Govt	2nd FLoor - 940 Blanshard St
	Property Registries	Victoria BC V8W 9V3	Victoria SC
250 356-8626
www.corporateonhine.qovbc.ca

Notice of Alteration

Form 11

BUSINESS CORPORATIONS ACT

Section 257

Filed Date and Time:

February 25, 2005 11:08 AM Pacific Time

Alteration Date and Time:

Notice of Articles Altered on February 25, 2005 11:08 AM Pacific Time

NOTICE OF ALTERATION

Incorporation Number:	Name of Company:
BCO198095	INTERACTIVE EXPLORATION INC.

ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with Registrar.

PRE-EXISTING COMPANY PROVISIONS

The Company has resolved that the Pre-existing Company Provisions no longer apply to this company.

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

Without Special Rights or

Restrictions attached

BCOl9SO95Page: 1 of 1

[LOGO]	Ministry of Finance	Mailing Address:	Location:
	Corporate and Personal	P0 BOX 9431 Stn Prow Govt	2nd FLoor - 940 Blanshard St
	Property Registries	Victoria BC V8W 9V3	Victoria SC
250 356-8626
www.corporateonhine.qovbc.ca

Notice of Articles	CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT	[Signature]
J S Powell
February 25, 2005

This Notice of Articles was issued by the Registrar on: February 25, 2005 11:08 AM Pacific Time

Incorporation Number:

BC0198095

Recognition Date:

Incorporated on October 5, 1979

NOTICE OF ARTICLES

Name of Company:

INTERACTIVE EXPLORATION INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1000 - 595 HOWE STREE	SUITE 1000 - 595 HOWE STREE
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
SUITE 1000 - 595 HOWE STREE	SUITE 1000 - 595 HOWE STREE
VANCOUVER BC V6C 2T5	VANCOUVER BC V6C 2T5

BC0l98095Page: 1 of 2

DIRECTOR INFORMATION

Last Name, First Name Middle Name:

HUDSON, DAVID JOHN

Mailing Address:	Delivery Address:
1150- 355 BURRARD STREET	1150- 355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

Last Name, First Name Middle Name:

HARRIS, LEONARD J.

Mailing Address:	Delivery Address:
1150- 355 BURRARD STREET	1150- 355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

Last Name, First Name Middle Name:

CARD, ROBERT L.

Mailing Address:	Delivery Address:
1150- 355 BURRARD STREET	1150- 355 BURRARD STREET
VANCOUVER BC V6C 268	VANCOUVER BC V6C 268

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or

Restrictions attached

BCOl9BO95Page: 2 of 2